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                      THIRD AMENDMENT TO CREDIT AGREEMENT


                                     AMONG


                            PRIMEENERGY CORPORATION
                                      AND
                      PRIMEENERGY MANAGEMENT CORPORATION,
                                 AS BORROWERS,

                     BANK ONE, TEXAS, NATIONAL ASSOCIATION,
                                   AS AGENT,

                                      AND

                          THE LENDERS SIGNATORY HERETO





                        Effective as of January 2, 1998


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                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
ARTICLE I      DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . .   1
               1.01  Terms Defined Above  . . . . . . . . . . . . . . .   1
               1.02  Terms Defined in Agreement . . . . . . . . . . . .   1
               1.03  References . . . . . . . . . . . . . . . . . . . .   1
               1.04  Articles and Sections  . . . . . . . . . . . . . .   2
               1.05  Number and Gender  . . . . . . . . . . . . . . . .   2

ARTICLE II     AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . .   2
               2.01  Amendment of Section 1.2 . . . . . . . . . . . . .   2
               2.02  Amendment of Section 2.14  . . . . . . . . . . . .   2
               2.03  Amendment of Section 2.16  . . . . . . . . . . . .   3

ARTICLE III    CONDITIONS . . . . . . . . . . . . . . . . . . . . . . .   3
               3.01 Receipt of Loan Documents . . . . . . . . . . . . .   3
               3.02 Accuracy of Representations and Warranties;
                    No Default or Event of Default  . . . . . . . . . .   3
               3.03 Payment of Fees and Expenses  . . . . . . . . . . .   3
               3.04 Matters Satisfactory to Lenders . . . . . . . . . .   3
               3.05 No Material Adverse Effect  . . . . . . . . . . . .   3

ARTICLE IV     REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . .   4
               4.01 Due Authorization . . . . . . . . . . . . . . . . .   4
               4.02 Valid and Binding Obligations of Borrowers  . . . .   4
               4.03 Representations and Warranties in Credit
                    Agreement . . . . . . . . . . . . . . . . . . . . .   4
               4.04 No Default or Event of Default  . . . . . . . . . .   4
               4.05 Ratification and Confirmation of Liens  . . . . . .   4

ARTICLE V      MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . .   5
               5.01 Survival Upon Unenforceability  . . . . . . . . . .   5
               5.02 Rights of Third Parties . . . . . . . . . . . . . .   5
               5.03 Amendments or Modifications . . . . . . . . . . . .   5
               5.04 Ratification  . . . . . . . . . . . . . . . . . . .   5
               5.05 Expenses  . . . . . . . . . . . . . . . . . . . . .   5
               5.06 ENTIRE AGREEMENT; NO ORAL AGREEMENTS  . . . . . . .   5
               5.07 GOVERNING LAW . . . . . . . . . . . . . . . . . . .   5
               5.08 JURISDICTION AND VENUE  . . . . . . . . . . . . . .   6
               5.09 Counterparts  . . . . . . . . . . . . . . . . . . .   6





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                      THIRD AMENDMENT TO CREDIT AGREEMENT


                 This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of January 2, 1998, by and among PRIMEENERGY CORPORATION, a Delaware corporation ("PEC"), PRIMEENERGY MANAGEMENT CORPORATION, a New York corporation ("PEMC," with PEC and PEMC being individually referred to as a "Borrower" and collectively as the "Borrowers"), BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank One"), and DEN NORSKE BANK ASA, a Norwegian bank ("DNB," with Bank One, DNB, and each other lender that becomes signatory, individually, together with its successors and assigns, a "Lender and, collectively, together with their respective successors and assigns, the "Lenders"), and Bank One, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H:

                 WHEREAS, the above named parties did execute and exchange counterparts of that certain Credit Agreement dated April 26, 1995, as amended by First Amendment to Credit Agreement dated effective as of October 6, 1995, as further amended by Second Amendment to Credit Agreement dated effective as of February 6, 1997 (the "Agreement"), to which reference is here made for all purposes;

                 WHEREAS, the parties subject to and bound by the Agreement are desirous of amending the Agreement in the particulars hereinafter set forth;

                 NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement, as set forth therein, and the mutual covenants and agreements of the parties hereto, as set forth in this Amendment, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 1.01 Terms Defined Above. As used herein, each of the terms "Agent," "Amendment," "Bank One," "Borrower," "Borrowers," "Credit Agreement," "DNB," "Lender," "Lenders," "PEC," and "PEMC" shall have the meaning assigned to such term hereinabove.

                 1.02 Terms Defined in Agreement. As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement, unless expressly provided herein to the contrary.

                 1.03 References. References in this Amendment to Article or Section numbers shall be to Articles and Sections of this Amendment, unless expressly stated herein to the contrary. References in this Amendment to "hereby," "herein," "hereinafter," "hereinabove,"






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"hereinbelow," "hereof," and "hereunder" shall be to this Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

                 1.04 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

                 1.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.


                                   ARTICLE II

                                   AMENDMENTS

                 The Borrower and the Lender hereby amend the Agreement in the following particulars:

                 2.01 Amendment of Section 1.2. Section 1.2 of the Agreement is hereby amended as follows:

                 The following definitions are added and/or amended to read as follows:

                 "Applicable Margin" shall mean as to each Floating Rate Loan, zero percent (0%) and as to each LIBO Rate Loan, the following:

                   Borrowing Base                       LIBO Rate Loan
                    Utilization                        Applicable Margin
                 ----------------                      -----------------
                 1) greater than 75%                   two percent (2%)
                    of Borrowing Base

                 2) less than or equal to              one and three-fourths
                    75% and greater than               percent (1-3/4%)
                    50% of Borrowing Base

                 3) less than or equal to              one and one-half
                    50% of Borrowing Base              percent (1-1/2%)





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                 The LIBO Rate Loan Applicable Margin shall change and be
         calculated on the day the Borrowing Base Utilization changes.

                 "Borrowing Base Utilization" shall mean the aggregate principal amount of Loans outstanding hereunder as a percentage of the Borrowing Base."

                 2.02 Amendment of Section 2.14. Section 2.14 shall be amended as follows:

                 "The Commitment Fee set forth herein shall be reduced to three-eighths percent (3/8%)."

                 2.03 Amendment of Section 2.16. Section 2.16 is amended to add the following:

                 "Notwithstanding the above, the Facility Fee will be one-half percent (1/2%) on all increases in the Borrowing Base."


                                  ARTICLE III

                                   CONDITIONS

                 The obligation of the Agent and the Lenders to amend the Credit Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

                3.01 Receipt of Loan Documents. The Agent shall have received multiple counterparts, as requested by the Agent, of this Amendment, executed by the Borrowers, which shall be in form and substance satisfactory to the Agent.

                3.02 Accuracy of Representations and Warranties; No Default or Event of Default. The representations and warranties contained in
Article IV of this Amendment shall be true and correct in all material respects; and no Default or Event of Default shall have occurred and be continuing.

                3.03 Payment of Fees and Expenses. The Agent shall have received reimbursement from the Borrowers, or special legal counsel for the Agent shall have received payment from the Borrowers, for all reasonable fees and expenses of counsel to the Lenders for which the Borrowers are responsible pursuant to applicable provisions of this Amendment and the Credit Agreement for which invoices have been presented as of or prior to the date hereof.

                3.04 Matters Satisfactory to Lenders. All matters incident to the consummation of the transactions hereby contemplated shall be reasonably satisfactory to the Lenders.

                3.05 No Material Adverse Effect. No event or circumstance shall have occurred since June 30, 1995, that could reasonably be expected to have a Material Adverse Effect.





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                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                 To induce the Agent and the Lenders to enter into this Amendment and amend the Credit Agreement as provided herein, the Borrowers represent and warrant to the Agent and each Lender that:

                4.01 Due Authorization. The execution and delivery by the Borrowers of this Amendment and the performance of its obligations hereunder are within the power of the Borrowers, are duly authorized by all necessary action on behalf of the Borrowers, and do not and will not (a) require the consent of any Governmental Authority, (b) contravene or conflict with any Requirement of Law or the articles or certificate of incorporation, bylaws, or other organizational or governing documents of the Borrowers, (c) contravene or conflict with any indenture, instrument or other agreement to which either Borrower is a party or by which its Property may be presently bound or encumbered, or (d) result in or require the creation or imposition of any Lien upon any of the properties or assets of either Borrower under any such indenture, instrument or other agreement other than the Loan Documents.

                4.02 Valid and Binding Obligations of Borrowers. This Amendment, when duly executed and delivered, will be the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms (subject to any applicable bankruptcy, insolvency or other laws of general application affecting creditors' rights and judicial decisions interpreting any of the foregoing).

                4.03 Representations and Warranties in Credit Agreement. As of the date hereof, all representations and warranties set forth in the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties relate solely to an earlier date.

                4.04 No Default or Event of Default. No Default or Event of Default exists.

                4.05 Ratification and Confirmation of Liens. The Borrowers hereby ratify and confirm all Liens created under the Security Instruments and acknowledge and agree that all such Liens secure all Obligations.





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                                   ARTICLE V

                                 MISCELLANEOUS

                5.01 Survival Upon Unenforceability. In the event any one or more of the provisions contained in this Amendment shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof.

                5.02 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Agent, the Lenders and the Borrowers, and their successors and permitted assigns. No other Person shall have any right, benefit, priority, or interest hereunder or as a result hereof or have standing to require satisfaction of provisions hereof in accordance with their terms.

                5.03 Amendments or Modifications. Neither this Amendment nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                5.04 Ratification. Except as expressly amended by this Amendment and the documents executed in connection herewith, the Credit Agreement and all other Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under such other Loan Documents are in all respects ratified and confirmed.

                5.05 Expenses. The Borrowers shall pay to the Agent for the benefit of the Lenders promptly upon request all expenses incurred in connection with this Amendment and the documents executed in connection herewith.

                5.06 ENTIRE AGREEMENT; NO ORAL AGREEMENTS. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                5.07 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW); PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL





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STATUTES, ARTICLE 5069, CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT
LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY.

                5.08 JURISDICTION AND VENUE. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AMENDMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE AGENT, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. EACH BORROWER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE AGENT IN ACCORDANCE WITH THIS SECTION.

                5.09 Counterparts. This Amendment may be signed in any number of counterparts and by different parties in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers on the date first hereinabove written.

                                         BORROWER:

                                         PRIMEENERGY CORPORATION

                                         By:  /s/ BEVERLY A. CUMMINGS
                                            ------------------------------------
                                                 Beverly A. Cummings
                                                 Executive Vice President,
                                                 Treasurer and
                                                 Chief Financial Officer

                                         BORROWER:


                                         PRIMEENERGY MANAGEMENT
                                         CORPORATION


                                         By: /s/ BEVERLY A. CUMMINGS
                                            ------------------------------------
                                                 Beverly A. Cummings
                                                 Executive Vice President,
                                                 Treasurer and
                                                 Chief Financial Officer





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                                         AGENT AND LENDER:


                                         BANK ONE, TEXAS, NATIONAL
                                         ASSOCIATION



                                         By:
                                            ------------------------------------
                                               Richard Sylvan
                                               Senior Vice President



                                         LENDER:
                                         ------

                                         DEN NORSKE BANK ASA


                                         By:
                                            ------------------------------------
                                               William V. Moyer
                                               First Vice President


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------





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